UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

(as depositor in connection with an Indenture, dated as of September 29, 2005, providing for, inter alia, the issuance of Asset-Backed Notes, Series 2005-3)

Renaissance Mortgage Acceptance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333- 122940	52-2356399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1000 Woodbury Road Woodbury, New York	11797
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

On September 29, 2005, a single series of notes, entitled Renaissance Home Equity Loan Trust 2005-3, Home Equity Loan Asset-Backed Notes, Series 2005-3, was issued pursuant to an Indenture, dated as of September 29, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Renaissance Home Equity Loan Trust 2005-3 (the “Issuer”), HSBC Bank USA, National Association (the “Indenture Trustee”) and Wells Fargo Bank, N.A. Nineteen classes of notes, designated as the “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes,” the “Class AF-1 Notes,” the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes,” the “Class M-9 Notes” and the “Class N Notes” (collectively, the “Notes”) were issued. The Notes are secured by a pool (the “Mortgage Pool”) of fixed- and adjustable-rate, first and second lien, sub-prime residential mortgage loans (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $824,999,793.00 as of the later of (x) close of business on September 1, 2005 and (y) date of origination of such Mortgage Loan (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Sale and Contribution Agreement, dated September 29, 2005, among Renaissance Mortgage Acceptance Corp. (the “Depositor”), Renaissance REIT Investment Corp. and Delta Funding Corporation, attached hereto as Exhibit 99.1. The “Class AV-1 Notes,” the “Class AV-2 Notes”, the “Class AV-3 Notes,” the “Class AF-1 Notes,” the “Class AF-2 Notes”, the “Class AF-3 Notes”, the “Class AF-4 Notes”, the “Class AF-5 Notes”, the “Class AF-6 Notes”, the “Class M-1 Notes,” the “Class M-2 Notes,” the “Class M-3 Notes,” the “Class M-4 Notes,” the “Class M-5 Notes,” the “Class M-6 Notes,” “Class M-7 Notes,” the “Class M-8 Notes” and the “Class M-9 Notes,” (collectively, the “Offered Notes”) were sold by the Depositor to Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Friedman, Billings, Ramsey & Co., Inc., Banc of America

Securities LLC, and Williams Capital Group, L.P. (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated September 26, 2005, among the Depositor and the Underwriters.

The Offered Notes and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 26, 2005, and the Prospectus, dated September 26, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class N Notes” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Note Principal Balance	Pass-Through Rate
Class AV-1	$ 86,555,000	Adjustable
Class AV-2	$ 33,162,000	Adjustable
Class AV-3	$ 45,283,000	Adjustable
Class AF-1	$189,937,000	Adjustable
Class AF-2	$ 99,570,000	4.723%
Class AF-3	$ 75,414,000	4.814%
Class AF-4	$ 45,115,000	5.140%
Class AF-5	$ 38,434,000	5.428%
Class AF-6	$ 49,830,000	5.007%
Class M-1	$ 28,050,000	5.256%
Class M-2	$ 24,750,000	5.355%
Class M-3	$ 17,325,000	5.484%
Class M-4	$ 12,787,000	5.603%
Class M-5	$ 13,200,000	5.653%
Class M-6	$ 11,138,000	5.802%
Class M-7	$ 10,725,000	6.047%
Class M-8	$ 8,250,000	6.196%
Class M-9	$ 8,250,000	7.000%

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No. 3.1

Description

Amended and Restated Trust Agreement, dated September 29, 2005, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2005-3 Notes.

4.1

Indenture, dated as of September 29, 2005, among Renaissance Home Equity Loan Trust 2005-3, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2005-3 Notes.

99.1

Mortgage Loan Sale and Contribution Agreement, dated September 29, 2005, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2005-3 Notes.

99.2

Servicing Agreement, dated September 29, 2005, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2005-3 and HSBC Bank USA, National Association relating to the Series 2005-3 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 13, 2005

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By: /s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
3.1	Amended and Restated Trust Agreement, dated September 29, 2005, among Renaissance Mortgage Acceptance Corp., Wilmington Trust Company and Wells Fargo Bank, N.A. relating to the Series 2005-3 Notes.
4.1

Indenture, dated as of September 29, 2005, among Renaissance Home Equity Loan Trust 2005-3, HSBC Bank USA, National Association as indenture trustee and Wells Fargo Bank, N.A relating to the Series 2005-3 Notes.

99.1

Mortgage Loan Sale and Contribution Agreement, dated September 29, 2005, among Renaissance Mortgage Acceptance Corp., Renaissance REIT Investment Corp. and Delta Funding Corporation relating to the Series 2005-3 Notes.

99.2

Servicing Agreement, dated September 29, 2005, among Wells Fargo Bank, N.A., Ocwen Loan Servicing, LLC, Renaissance Home Equity Loan Trust 2005-3 and HSBC Bank USA, National Association relating to the Series 2005-3 Notes.